Golf Ventures, Inc.
                  Pro Forma Consolidated Financial Information
                        Explanatory Headnote (Unaudited)

                                  Introduction

On August  25,  1997,  Golf  Ventures,  Inc.  (the  "Company")  entered  into an
Agreement and Plan of Reorganization (the "Agreement") with U.S. Golf Communities, Inc. ("U.S. Golf"). The closing of the transaction between the Company and U.S. Golf occurred on November 26, 1997. Under the terms of the agreement, the Company issued 6,672,578 shares of the Company's new Series D Convertible Preferred Stock in exchange for all of the common stock of U.S. Golf Communities, Inc. Each share of Series D Preferred Stock is convertible into four (4) shares of Common Stock of Golf Ventures, Inc. Prior to conversion, each share of Series D Preferred Stock has four (4) votes in any vote of common stockholders of the Company.

U.S. Golf Communities, Inc. is a recently formed company that immediately prior to its acquisition by Golf Ventures, Inc. issued 1,270,968 shares of its capital stock in exchange for the outstanding common stock and partnership interests in the following entities:

U.S. Golf Communities, Inc.               U.S. Golf (Cutter Sound), Inc.
Golf Communities  of America, Ltd.        Northshore Golf Partners, Ltd.
U.S. Golf Pinehurst Plantation, Ltd.      Northshore Development, Ltd.
U.S. Golf (Plantation), Inc.              Northshore U.S. Golf, Inc.
Wedgefield Limited Partnership            Montverde Properties, Ltd.
U.S. Golf (Wedgefield), Inc.              U.S. Golf (Montverde), Inc.
FSD Golf Club, Ltd.                       Montverde Investment Group, Ltd.
U.S. Golf (FSD), Inc.                     U.S. Golf Leasing Co., Inc.
Cutter Sound Development, Ltd.            U.S. Golf Services & Development, Inc.

The amount of shares of capital stock issued were determined based upon partnership percentages of the individual entities and the relative value of each entity to the aggregate group of entities based upon their appraised values and profit and cash flow potential, as agreed to in writing by all stockholders and partners involved.

In September 1997, certain debt holders exchanged their notes and accrued interest totaling approximately $12,466,000 for equity in U.S. Golf Communities, Inc. and related companies.

Since these entities were under common ownership and control, the acquisitions were accounted for in a manner similar to a pooling of interests, and their financial information is presented as if they were a single entity since inception.

Based on the controlling interest in Golf Ventures, Inc. obtained by U.S. Golf shareholders as a result of this transaction, the transaction will be accounted for as an acquisition of Golf Ventures, Inc. by U.S. Golf Communities, Inc. (a reverse acquisition in which U.S. Golf is considered the acquirer for accounting purposes).

The pro forma condensed consolidated balance sheets as of September 30, 1997 assume the transaction was consummated as of September 30, 1997, and the pro forma condensed consolidated statements of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 and 1996 assume the transaction was consummated as of January 1, 1996.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the transactions. In particular, the pro forma condensed consolidated financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ. In the opinion of management, all adjustments have been made that are necessary to present fairly the pro form data.


                                                 Golf Ventures, Inc.
                                      Pro Forma Consolidated Balance Sheets
                                                September 30, 1997
                                                    (Unaudited)

                                       U.S. Golf         U.S. Golf            Golf
                                     Communities,        Pro Forma          Ventures,      Eliminating      Consolidated
                                        Inc.            Adjustments           Inc.           Entries         Pro Forma
                                        ----            -----------           ----           -------         ---------
Assets:
  Cash                               $      436,045     $               $      14,921       $              $     450,966
  Notes and accounts receivable             750,357                            57,948                            808,305
  Inventories                               127,683                                                              127,683
  Prepaid expenses                           80,637                                                               80,637
  Property and equipment, net             8,069,303                           145,809                          8,215,112
  Land under development                 24,025,179                        12,592,408         1,448,326       38,065,913
  Deferred loan costs                        59,964                                                               59,964
  Goodwill                                3,377,755                                                            3,377,755
  Other assets                              258,212                                                              258,212
  Investment in subsidiary                               5,191,605 (3)                       (5,191,605)               -
                                     --------------     ----------      -------------       -----------    -------------
                                     $   37,185,135     $5,191,605      $  12,811,086       $(3,743,279)   $  51,444,547
                                     ==============     ==========      =============       ===========    =============

              See accompanying headnote and notes to pro forma consolidated financial statements (unaudited).

                               Golf Ventures, Inc.
                      Pro Forma Consolidated Balance Sheets
                               September 30, 1997
                                   (Unaudited)

                                            U.S. Golf        U.S. Golf            Golf
                                           Communities,      Pro Forma          Ventures,      Eliminating     Consolidated
                                               Inc.         Adjustments            Inc.          Entries        Pro Forma
                                               ----         -----------            ----          -------        ---------
Liabilities and Stockholders' Equity:
  Accounts payable                       $  3,010,421     $                   $   893,265     $               $  3,903,686
  Accrued expenses                          6,329,110                             707,474                        7,036,584
  Loan costs payable                        1,410,658                                                            1,410,658
  Notes payable                            32,518,943                           7,467,068                       39,986,011
                                         ------------     -----------         -----------     -----------     ------------
Total liabilities                          43,269,132                           9,067,807                       52,336,939
                                         ------------     -----------         -----------     -----------     ------------
Partners' deficit:
 General partners                          (1,081,510)      1,081,510 (2)               -               -                -
 Limited partners                          (4,602,117)      4,602,117 (2)               -               -                -

Stockholders' equity (deficit):
 Preferred stock - Class A
  cumulative convertible                            -               -                  29               -               29
 Preferred stock - Class B
  cumulative convertible                            -               -                 313               -              313
 Preferred stock - Class D
  convertible                                                  66,726 (3)               -               -           66,726
 Common stock                                     500          12,210 (2)           2,247         (12,710)           2,247
 Additional paid-in capital                         -       5,124,879 (3)       8,796,828      (8,786,707)      18,183,759
                                                           13,048,759 (2)
Accumulated deficit                          (400,870)    (18,744,596)(2)      (5,056,138)      5,056,138      (19,145,466)
                                         ------------     -----------         -----------     -----------     ------------

Total partners' and
 stockholders' equity (deficit)            (6,083,997)      5,191,605           3,743,279      (3,743,279)        (892,392)
                                         ------------     -----------         -----------     -----------     ------------

                                         $ 37,185,135     $ 5,191,605         $12,811,086     $(3,743,279)    $ 51,444,547
                                         ============     ===========         ===========     ===========     ============

            See accompanying headnote and notes to pro forma consolidated financial statements (unaudited).

                                                    Golf Ventures, Inc
                              Pro Forma Consolidated Statement of Operations (Unaudited)
                                               Year Ended December 31, 1996

                                                        U.S. Golf            Golf
                                                      Communities,        Ventures,        Pro Forma       Consolidated
                                                           Inc.              Inc.         Adjustments        Pro Forma
                                                           ----              ----         -----------        ---------
Revenues                                               $ 8,170,970       $  274,000       $                 $ 8,444,970

Costs and expenses:
  Cost of sales                                          1,816,100          158,066                           1,974,166
  Operating expenses                                     9,542,050          860,289                          10,402,339
                                                       -----------       ----------       ----------       ------------
                                                        11,358,150        1,018,355                          12,376,505
                                                       -----------       ----------       ----------       ------------

Loss from operations                                    (3,187,180)        (744,355)                         (3,931,535)

Other income (expense):
  Interest expense                                      (4,182,476)         (10,142)         785,715(5)      (3,406,903)
  Other                                                   (493,632)          68,580                            (425,052)
                                                       -----------       ----------       ----------       ------------
                                                        (4,676,108)          58,438          785,715         (3,831,955)
                                                       -----------       ----------       ----------       ------------
Loss before minority interest                           (7,863,288)        (685,917)         785,715         (7,763,490)

Minority interest in loss of subsidiary                     68,111                -                              68,111
                                                       -----------       ----------       ----------       ------------
Net loss                                               $(7,795,177)      $ (685,917)      $  785,715       $ (7,695,379)
                                                       ===========       ==========       ==========       ============
Loss per share                                                                                             $       (.27)
                                                                                                           ============

Weighted average number of common shares outstanding                                                         28,489,495
                                                                                                           ============

 See accompanying headnote and notes to pro forma consolidated financial statements (unaudited).

                                        Golf Ventures, Inc.
                      Pro Forma Consolidated Statement of Operations (Unaudited)
                                  Nine Months Ended September 30, 1997

                                                        U.S. Golf           Golf
                                                      Communities,         Ventures,      Pro Forma        Consolidated
                                                           Inc.              Inc.        Adjustments         Pro Forma
                                                           ----              ----        -----------         ---------

Revenues                                               $ 7,619,736       $  316,546       $                 $ 7,936,282

Costs and expenses:
  Cost of sales                                          2,165,015          176,952                           2,341,967
  Operating expenses                                     7,341,269          924,150                           8,265,419
                                                       -----------       ----------       ---------         -----------

                                                         9,506,284        1,101,102                          10,607,386
                                                       -----------       ----------       ---------         -----------

Loss from operations                                    (1,886,548)        (784,556)                         (2,671,104)

Other income (expense):
  Interest expense                                      (3,956,115)         (14,447)        766,286(5)       (3,204,276)
  Other                                                     19,268           33,963                              53,231
                                                       -----------       ----------       ---------         -----------

                                                        (3,936,847)          19,516         766,286          (3,151,045)
                                                       -----------       ----------       ---------         -----------

Net loss                                               $(5,823,395)      $ (765,040)      $ 766,286         $(5,822,149)
                                                       ===========       ==========       =========         ===========

Loss per share                                                                                              $      (.20)
                                                                                                            ===========

Weighted average number of common shares outstanding                                                         28,937,760
                                                                                                            ===========

                See accompanying headnote and notes to pro forma consolidated financial statements (unaudited).

                                       Golf Ventures, Inc.
                    Pro Forma Consolidated Statement of Operations (Unaudited)
                                 Nine Months Ended September 30, 1996

                                                        U.S. Golf             Golf
                                                        Communities,         Ventures,      Pro Forma        Consolidated
                                                            Inc.               Inc.        Adjustments        Pro Forma
                                                            ----               ----        -----------        ---------
Revenues                                                $  6,326,672       $   242,768      $                 $ 6,569,440

Costs and expenses:
  Cost of sales                                            1,509,500           174,758                          1,684,258
  Operating expenses                                       8,533,325         3,990,527                         12,523,852
                                                        ------------       -----------      ---------         -----------

                                                          10,042,825         4,165,285                         14,208,110
                                                        ------------       -----------      ---------         -----------

Loss from operations                                      (3,716,153)       (3,922,517)                        (7,638,670)

Other income (expense):
  Interest expense                                        (2,399,554)                         549,921(5)       (1,849,633)
  Other                                                     (374,937)          120,501                           (254,436)
                                                        ------------       -----------      ---------         -----------

                                                          (2,774,491)          120,501        549,921          (2,104,069)
                                                        ------------       -----------      ---------         -----------

Loss before minority interest                             (6,490,644)       (3,802,016)       549,921          (9,742,739)

Minority interest in loss of subsidiary                       68,111                                               68,111
                                                        ------------       -----------      ---------         -----------

Net loss                                                $ (6,422,533)      $(3,802,016)     $ 549,921         $(9,674,628)
                                                        ============       ===========      =========         ===========

Loss per share                                                                                                $      (.34)
                                                                                                              ===========

Weighted average number of common shares outstanding                                                           28,439,612
                                                                                                              ===========

Set accompanying headnote and notes to pro forma consolidated financial statements (unaudited).

                               Golf Ventures, Inc.
              Notes to Pro Forma Consolidated Financial Information
                                   (Unaudited)

1. Pro Forma Adjustments

The pro forma condensed consolidated balance sheet as of September 30, 1997 assumes the transaction was consummated as of September 30, 1997, and the pro forma condensed consolidated statements of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 and 1996 assume the transaction was consummated as of January 1, 1996.

2. Reorganization of U.S. Golf communities, Inc.

U.S. Golf Communities, Inc. ("USGCI") is a company formed in April 1996 that immediately prior to its acquisition by Golf Ventures, Inc. ("GVI") issued 1,270,968 shares of its capital stock in exchange for 100% of the outstanding common stock and partnership interests in the following entities:


U.S. Golf Management, Inc. (formerly     U.S. Golf (Cutter Sound), Inc.
 U.S. Golf Communities, Inc.             Northshore Golf Partners, Ltd.
Golf Communities  of America, Ltd.       Northshore Development, Ltd.
U.S. Golf Pinehurst Plantation, Ltd.     Northshore U.S. Golf, Inc.
U.S. Golf (Plantation), Inc.             Montverde Properties, Ltd.
Wedgefield Limited Partnership           U.S. Golf (Montverde), Inc.
U.S. Golf (Wedgefield), Inc.             Montverde Investment Group, Ltd.
FSD Golf Club, Ltd.                      U.S. Golf Leasing Co., Inc.
U.S. Golf (FSD), Inc.                    U.S. Golf Services & Development, Inc.
Cutter Sound Development, Ltd.

The amount of shares of capital stock issued were determined based upon partnership percentages of the individual entities and the relative value of each entity to the aggregate group of entities based upon their appraised values and profit and cash flow potential, as agreed to in writing by all stockholders and partners involved.

Since these entities were under common ownership and control, the acquisitions were accounted for in a manner similar to a pooling of interests, and their financial information is presented as if they were a single entity since inception.

3. Acquisition of Golf Ventures, Inc.

Effective November 24, 1997, GVI acquired the stock of USGCI in a reverse acquisition in which USGCI's stockholders acquired voting control of GVI. The acquisition was accomplished through an exchange of stock in which GVI exchanged 6,672,578 shares of Class D convertible preferred stock ("Class D Stock") for 100% of the outstanding stock of USGCI. The Class D stock will automatically convert into shares of the Company's common stock at a conversion rate of four shares of common stock for each share of Class D Stock upon the approval of an increase of the Company's authorized common stock to 100,000,000 shares expected to be completed at the first meeting of the Company's board of directors subsequent to the acquisition. Upon completing the transaction, the stockholders of USGCI controlled 81% of the voting rights of the combined Company.

For financial reporting purposed, USGCI is deemed to be the acquiring entity. The acquisition has been reflected in the accompanying consolidated financial statements as (a) a recapitalization of USGCI (whereby the issued and outstanding stock of USGCI was converted into 29,084 shares of Class a cumulative convertible preferred stock, 313,404 shares of Class B cumulative preferred stock and 6,672,578 shares of Class D convertible preferred stock and
(b) the issuance of the securities discussed in the following paragraph by USGCI in exchange for all of the outstanding equity securities of GVI.

                               Golf Ventures, Inc.
              Notes to Pro Forma Consolidated Financial Information
                                   (Unaudited)



The acquisition of USGCI is deemed to have issued 2,247,448 shares of common stock. The purchase price of GVI is computed by valuing the outstanding shares of common stock of GVI (2,247,448 shares) at $2.31 or $5,191,605.

The purchase price for Golf Ventures, Inc. is anticipated to be allocated as follows:

         Carrying value of assets acquired                     $12,811,086
         Excess of cost over net assets acquired applied
          to land under development*                             1,448,326
                                                               -----------

         Fair value of liabilities assumed                      14,259,412
                                                                 9,067,807
                                                               -----------
         Total purchase price                                  $ 5,191,605
                                                               ===========

        * The fair market value of Golf Ventures, Inc.'s land under development is in excess of its carrying value. The excess cost over net assets acquired has been applied to increase the carrying value of the land under development accordingly.


4. conversion of Notes Payable and Related Party Notes Payable into Capital

During September 1997, $5,333,024 of notes payable and accrued interest and $7,133,327 of related party notes payable and accrued interest, respectively, were converted into Company capital at conversion prices equal to $1 of capital for each $1 of debt converted.

5. Interest Expense

To remove interest expense on debt that was converted to equity. The interest expanse removed is equal to the amount of debt converted multiplied by their related interest rates for the year ended December 31, 1996 and the nine months ended September 30, 1997 and 1996.

6. agreement and Plan of Reorganization

The Agreement and Plan of Reorganization between Golf Ventures, Inc. and U.S. Golf Communities, Inc. required that U.S. Golf Communities, Inc. have a minimum of $12,000,000 in total stockholders' equity immediately prior to the transaction. On November 24, 1997, by unanimous written consent, the board of Directors of Golf Ventures, Inc. waived the $12,000,000 requirement in consideration of a minimum of $12,000,000 of U.S. Golf Communities, Inc.'s debt being converted to stockholders' equity (see Note 4).